EXHIBIT 21.1

LIST OF SUBSIDIARIES

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 	                       STATE/DATE	            	              PERCENT
INVESTMENT IN	              INCORPORATION 	       OWNED BY	             OWNERSHIP

Columbus Coca-Cola 	      Delaware	            Consolidated	       100%
Bottling Company		7/10/84

Coca-Cola Bottling Co. 	      Delaware 		    Consolidated	       100%
of Nashville, Inc.		2/5/85

Coca-Cola Bottling Co.	      Delaware 		    Consolidated	       100%
of Roanoke, Inc.		2/5/85

Coca-Cola Bottling Co.	       Alabama	            Consolidated	       100%
of Mobile, Inc.		       7/29/85

Panama City Coca-Cola	       Florida		    Columbus CCBC, Inc.	       100%
Bottling Company	       10/5/31

Case Advertising, Inc.	       Delaware		    Consolidated	       100%
			       2/19/88

C C Beverage Packing,	       Delaware		    Consolidated	       100%
Inc.				3/15/88

Tennessee Soft Drink	       Tennessee	    CCBC of Nashville,Inc      100%
Production Company		12/22/88

The Coca-Cola Bottling	       West Virginia	    Consolidated	       100%
Company of West		        12/28/92
 Virginia,Inc.

Jackson Acquisitions,   	Delaware	    Consolidated	       100%
Inc.				1/24/90

CCBCC, Inc.			Delaware	    Consolidated	       100%
				12/20/93

Sunbelt Coca-Cola Bottling	Delaware	    Consolidated	       100%
Company, Inc.			7/24/80

Coca-Cola Bottling Co.	        Delaware	    Sunbelt		       100%
Affiliated, Inc.		4/18/35

Metrolina Bottling 		Delaware	    Consolidated	       100%
Company			        5/21/93

COBC, Inc.			Delaware	    Columbus Coca-Cola	       100%
				11/23/93	    Bottling Company

ECBC,Inc.			Delaware	    Coca-Cola Bottling	       100%
				11/23/93	    Co. Affiliated, Inc.

MOBC,Inc.			Delaware	Coca-Cola Bottling		100%
				11/23/93	Co. of Mobile, Inc.

NABC, Inc.			Delaware	Coca-Cola Bottling Co. 	       100%
				11/23/93	of Nashville, Inc.

PCBC, Inc.			Delaware	Panama City Coca-Cola          100%
				11/23/93	Bottling Company

ROBC, Inc. 			Delaware	Coca-Cola Bottling Co.		100%
				11/23/93	of Roanoke, Inc.

WCBC,Inc.			Delaware	Coca-Cola Bottling Co.	        100%
				11/23/93	Affiliated, Inc.

WVBC, Inc.			Delaware	The Coca-Cola Bottling 	        100%
          			11/23/93	 Company of West
					            Virginia,Inc.

Coca-Cola Ventures,		Delaware	Coca-Cola Bottling Co.	        100%
Inc.				6/17/93	        Affiliated,Inc.

Whirl-i-Bird, Inc.		Tennessee	Consolidated			100%
				11/3/86
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